Exhibit 10.8
EXECUTION VERSION

FOURTH INCREMENTAL ASSUMPTION AGREEMENT
FOURTH INCREMENTAL ASSUMPTION AGREEMENT, dated as of April 3, 2017 (this “Agreement”), by and among DXC Technology Company (formerly known as Everett SpinCo, Inc.), a Nevada corporation (the “Company”), and the incremental lenders party hereto (in such capacity, collectively, the “Incremental Lenders” and each, individually, an “Incremental Lender”) and consented to, with respect to the New Lenders (as defined below) only, and accepted by Citibank, N.A., as administrative agent (the “Agent”) for the Lenders party to the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Company, each lender from time to time party thereto (the “Lenders”), the Designated Subsidiaries from time to time party thereto and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 11, 2013, as amended by Amendment No. 1 to the Credit Agreement dated as of April 21, 2016, Amendment No. 2 to the Credit Agreement dated as of June 21, 2016 and Waiver and Amendment No. 3 to the Amended and Restated Credit Agreement dated as of February 17, 2017 and as supplemented by Incremental Assumption Agreement dated as of June 15, 2016, Second Incremental Assumption Agreement dated as of July 25, 2016, Third Incremental Assumption Agreement dated as of December 30, 2016 and Assumption Agreement and Joinder dated as of April 3, 2017 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Agreement have the same meanings assigned thereto in the Credit Agreement);
WHEREAS, the Company has, by notice to the Agent delivered pursuant to Section 2.20 of the Credit Agreement, requested incremental commitments (the “Incremental Commitments”) in an aggregate principal amount of $740,000,000; and
WHEREAS, on March 27, 2017, each of Bank of America, N.A., Royal Bank of Canada and The Bank of Tokyo-Mitsubishi UFJ, Ltd., each as a Lender under the Credit Agreement, assigned $25,000,000 of its Tranche A Commitments under the Tranche A Facility to Mizuho Bank, Ltd.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Incremental Lenders and the Incremental Commitments. Pursuant to Section 2.20 of the Credit Agreement and subject to the satisfaction or waiver of the conditions to effectiveness of this Agreement set forth in Section 4 of this Agreement:
(a)    Each Incremental Lender severally agrees to provide Incremental Commitments in the principal amount for such Incremental Lender set forth on Schedule A hereto. The aggregate principal amount of the Incremental Commitments being provided by all of the Incremental Lenders pursuant to this Agreement is $740,000,000.
(b)    The Incremental Commitments set forth on Schedule A hereto shall have terms identical to the terms of the Tranche A Commitments outstanding under the Credit Agreement immediately prior to the Effective Date that have a Commitment Termination Date of January 15, 2022 (including, without limitation, with respect to the maturity date, pricing, mandatory prepayments and voluntary prepayments) and shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents. On and after the Effective Date, each reference to (x) a “Tranche A Commitment” or “Tranche A Commitments”

or (y) a “Tranche A Advance” or “Tranche A Advances” in the Credit Agreement or herein shall be deemed to include the Incremental Commitments and any Incremental Advances made in respect of the Incremental Commitments established pursuant to this Agreement and all other related terms will have correlative meanings.
(c)    Each of the parties hereto hereby agrees that the Agent may take any and all action as may be reasonably necessary, including the effecting of notional assignments between Incremental Lenders and other Tranche A Lenders of outstanding Tranche A Advances to ensure that, after giving effect to this Agreement, all Incremental Advances, when originally made, are included in each Borrowing of outstanding Advances under the Tranche A Facility on a pro rata basis.
SECTION 2.    Amendment to the Credit Agreement.
(a)    From and after the Effective Date, Schedule I to the Credit Agreement is hereby replaced in its entirety with Schedule I hereto.
SECTION 3.    Representations and Warranties. By its execution of this Agreement, the Company hereby represents and warrants to the Incremental Lenders that:
(a)    the representations and warranties set forth in Article IV of the Credit Agreement are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the Effective Date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case it was correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) as of such earlier date; and
(b)    on and as of the Effective Date, no Event of Default or Potential Event of Default shall have occurred and be continuing or would result from the effectiveness of the Incremental Commitments.
SECTION 4.    Conditions of Effectiveness of the Incremental Commitments. This Agreement shall become effective on the date (the “Effective Date”) when (unless otherwise agreed among the Incremental Lenders and the Company, and consented to by the Agent (such consent not to be unreasonably withheld or delayed)) each of the following conditions shall have been met:
(a)    the Agent shall have received:

i.
an executed counterpart of this Agreement from the Company, the Agent and each Incremental Lender or, as to any Incremental Lender, evidence satisfactory to the Agent that such Incremental Lender has executed this Agreement;

ii.	copies of the resolutions of the Board of Directors of the Company, approving this Agreement, certified as of the Effective Date by the Secretary or an Assistant Secretary of the Company;

iii.	a favorable opinion of William L. Deckelman, Jr., Esq., General Counsel of the Company, dated the Effective Date;

iv.
a certificate of an authorized officer of the Company, dated the Effective Date, stating that the representations and warranties of the Company contained in Section 3 of this Agreement are correct; and

v.	a notice from the Company requesting the Incremental Commitments and satisfying the requirements set forth in Section 2.20(a) of the Credit Agreement;
(b)    the Merger shall have been consummated prior to or substantially simultaneously with the effectiveness of this Agreement;
(c)    since April 1, 2016, there has not been any material adverse change in the business, financial condition or operations of the Company and its subsidiaries, taken as a whole; and
(d)    as of the Effective Date, the aggregate Commitments under the Credit Agreement shall not exceed $4,000,000,000.
SECTION 5.    Acknowledgment of New Lender. Each of ING Bank N.V., Dublin Branch and TD Bank, N.A. (collectively, the “New Lenders” and each, a “New Lender”) (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be a Lender under Section 9.07(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.07(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Incremental Commitments, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Incremental Commitments and either it, or the Person exercising discretion in making its decision to provide its Incremental Commitments, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received, or has been accorded the opportunity to receive, copies of the most recent financial statements delivered pursuant to Section 5.01(b) thereof and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its Incremental Commitments and (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide its Incremental Commitments; and (b) agrees that (i) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
SECTION 6.    Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)    On and after the Effective Date, each reference in the Credit Agreement to (i) “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement and (ii) each Incremental Lender (x) shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (y) shall have a “Tranche A Commitment” under the Credit Agreement.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)    On and after the Effective Date, this Agreement is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 7.    Costs and Expenses. The Company agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 8.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 10.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

DXC TECHNOLOGY COMPANY, as the Company
By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Senior Vice President, Finance and Corporate Treasurer

Lloyds Bank plc, as an Incremental Lender
By:	/s/ Daven Popa
Name: Daven Popa
Title: Senior Vice President Transaction Execution Category A

[for Lenders requiring two signature blocks]
By:	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President Transaction Execution Category A

TD BANK, N.A., as an Incremental Lender
By:	/s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

PNC Bank, National Association., as an Incremental Lender
By:	/s/ Bremmer Kneib
Name: Bremmer Kneib
Title: Senior Vice President

Commerzbank AG, New York Branch, as an Incremental Lender
By:	/s/ James Boyle
Name: James Boyle
Title: Director

By:	/s/ Anne Culver
Name: Anne Culver
Title: Assistant Vice President

ING Bank N.V., Dublin Branch., as an Incremental Lender
By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director
By:	/s/ Padraig Matthews
Name: Padraig Matthews
Title: Vice President

The Royal Bank of Scotland plc., as an Incremental Lender
By:	/s/ Jonathan Eady
Name: Jonathan Eady
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Incremental Lender
By:	/s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

BARCLAYS BANK PLC, as an Incremental Lender
By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

Sumitomo Mitsui Banking Corporation as an Incremental Lender
By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

THE BANK OF NOVA SCOTIA, as an Incremental Lender
By:	/s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

JPMORGAN CHASE BANK N.A., as an Incremental Lender
By:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director
Consented to (with respect to the New Lenders only)
and Accepted By:

CITIBANK, N.A., as Agent
By:	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

SCHEDULE A

INCREMENTAL COMMITMENTS

Name of Incremental Lender	Incremental Commitments
Lloyds Bank plc	US$180,000,000.00
TD Bank, N.A.	US$125,000,000.00
PNC Bank, National Association	US$105,000,000.00
Commerzbank AG New York Branch	US$80,000,000.00
ING Bank N.V., Dublin Branch	US$70,000,000.00
The Royal Bank of Scotland plc	US$55,000,000.00
Wells Fargo Bank, N.A.	US$45,000,000.00
Barclays Bank PLC	US$25,000,000.00
Sumitomo Mitsui Banking Corporation	US$25,000,000.00
The Bank of Nova Scotia	US$25,000,000.00
JPMorgan Chase Bank, N.A.	US$5,000,000.00
Total	US$740,000,000.00

Schedule I

LENDERS’ COMMITMENTS

Lender	Tranche A Commitment	Tranche B Commitment	Swing Line Commitment
Bank of America, N.A.	US$220,000,000.00	US$55,000,000.00	US$100,000,000.00
Lloyds Bank plc	US$255,000,000.00	US$20,000,000.00	US$100,000,000.00
Mizuho Bank, Ltd.	US$228,333,333.34	US$46,666,666.66	US$100,000,000.00
Royal Bank of Canada	US$275,000,000.00		US$100,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	US$220,000,000.00	US$55,000,000.00	US$100,000,000.00
Citibank, N.A.	US$145,000,000.00	US$55,000,000.00	US$200,000,000.00
Barclays Bank PLC	US$140,000,000.00	US$35,000,000.00
Commerzbank AG, New York Branch	US$155,000,000.00	US$20,000,000.00
PNC Bank, National Association	US$160,000,000.00	US$15,000,000.00
Sumitomo Mitsui Banking Corporation	US$175,000,000.00
The Bank of Nova Scotia	US$140,000,000.00
Danske Bank A/S	US$125,000,000.00
Goldman Sachs Bank USA	US$125,000,000.00
JPMorgan Chase Bank, N.A.	US$98,000,000.00	US$27,000,000.00	US$100,000,000.00
TD Bank, N.A.	US$125,000,000.00
The Royal Bank of Scotland plc	US$108,666,666.66	US$16,333,333.34
Wells Fargo Bank, National Association	US$90,000,000.00	US$35,000,000.00
Capital One	US$70,000,000.00
Commonwealth Bank of Australia		US$70,000,000.00
DBS Bank Ltd.		US$70,000,000.00
ING Bank N.V., Dublin Branch	US$70,000,000.00
Standard Chartered Bank	US$55,000,000.00	US$15,000,000.00
The Bank of New York Mellon	US$70,000,000.00
U.S. Bank, National Association	US$70,000,000.00
Scotiabank Europe plc		US$35,000,000.00
Total Commitments:	US$3,120,000,000.00	US$570,000,000.00	US$800,000,000.00

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